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                                                                    EXHIBIT 10.2



    (ENGLISH TRANSLATION OF JAPANESE LANGUAGE DOCUMENT FOR REFERENCE ONLY).



                        Higashi-Ikebukuro Center Building

                                 Lease Contract





                     Lessor: Kokyo Tatemono Kabushiki Kaisha

                  Lessee: Jupiter Telecommunications Co., Ltd.



                                 Lease Contract

    This lease contract (hereinafter referred to as the "Contract") is hereby made between Kokyo Tatemono Kabushiki Kaisha (hereinafter referred to as "Lessor") and Jupiter Telecommunications Co., Ltd. (hereinafter referred to as "JCOM") as to the lease of the office space, as specified in Article 1, leased from Mr. Taihei Suzuki and Mrs. Tamaki Suzuki (hereinafter collectively referred to as the "Building Owner").



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    (ENGLISH TRANSLATION OF JAPANESE LANGUAGE DOCUMENT FOR REFERENCE ONLY).


Article 1 (Lease and Description of Office Space)

        Lessor hereby leases the office space described below (hereinafter referred to as the "Leased Office Space") to JCOM and JCOM leases from Lessor the Leased Office Space.

    (1)  Description of Building (hereinafter referred to as the "Building")

           Name:                           Higashi-Ikebukuro Center Building
           Location (Residential Address): 4-41-24, Higashi-Ikebukuro,
                                           Toshima-ku, Tokyo
           Structure and scale:            Steel framework, reinforced concrete,
                                           nine floors above ground

    (2)  Description of Leased Office Space

           Of the Building:

              Six floor above ground with the floor space of 510.50 sq. m. (154.42 tsubo)
              Seventh floor above ground with the floor space of 510.50 sq.m. (154.42 tsubo)
              Eighth floor above ground with the floor space of 510.50 sq.m. (154.42 tsubo) (hereinafter referred to as the "Leased Floor Space") The total Leased Floor Space is 1,531.50 sq.m. (463.26 tsubo) The Leased Floor Space is the exclusive office space shown with the red line on the attached floor plan.

     (3)  Furnishings

          Electric equipment, lighting fixture, telephone wiring, air conditioning, security equipment, TV antenna for common use, and other furnishings are to be used as is.

Article 2 (Purpose of Use)

         JCOM shall use the Leased Office Space as an office space and for no other purposes.

Article 3 (Term of Lease)

      1. The Term of Lease shall be full two years from January 1, 1999 to December 31, 2000.

      2. When Lessor or JCOM wishes to terminate this Lease Contract upon expiration of the term of lease, either party shall notify the other party in writing to the effect six months prior to the expiration.

      3. In the absence of such six months written notice from Lessor or JCOM to the other party, this Lease Contract shall be automatically extended for another two years. The same shall apply to the term expiration thereafter.

Article 4 (Termination of Lease Contract Before Expiration)

         When Lessor or JCOM wishes to terminate this Lease Contract, in whole or a part, during the term of the lease, either party must so notify the other party in writing six months before termination.

         In this case, however, JCOM may immediately terminate this Lease Contract upon payment of an amount equivalent to six months rents in lieu of the advance notice



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         specified in the preceding paragraph.

Article 5 (Rent)

         The rent shall be 5,095,860 yen per month, with 11,000 yen per tsubo of the Leased Floor Space. JCOM shall pay the next month's rent by wire transfer to Lessor's designated bank account by the end of every month, and the wire transfer fee shall be borne by JCOM. The rent for periods less than a full month shall be prorated by the number of days of the relevant month.

     2. Lessor may revise the rent provided for in the preceding paragraph on the renewal date of the Lease Contract through negotiation with JCOM.

     3. Notwithstanding the above, Lessor may revise the said rent schedule through negotiation with JCOM when it considers that the rent is inappropriate due to a creation of or a substantial increase in taxes and public charges levied on lands and buildings, or substantial changes in economic circumstances or improvement of the building facilities, or changes in the lease terms between Lessor and the Building Owner.

Article 6 (Miscellaneous Expenses)

         In addition to the rent provided for in Article 5, Paragraph 1 above, JCOM shall bear the following expenses (hereinafter referred to as the "Miscellaneous Expenses").

             (1) Common charges        4,500 yen per tsubo of the Leased Floor
                                       Space
                                       2,084,670 yen per month

             (2) Charges for electricity in the Leased Office Space

             (3) Any expenses required for repairing, maintenance, operations, etc. of the fixture and furnishings in the Leased Office Space to restore the original conditions thereof in accordance with
                 Article 10.

             (4) Any expenses required for minor repairing works and painting for maintenance of the ceiling, wall, floor, fixture and equipment in the Leased Office Space.

             (5) Any expenses required for repairing works on damage caused intentionally or out of negligence by JCOM or its representative, or employees or other related parties.

             (6) Any expenses required for cleaning of the Leased Office Space

             (7) Any other expenses for which JCOM is liable.

      2. The common charges provided for under Paragraph 1, Item (1) above shall be paid in the manner as specified under Article 5 for the rent payment, and the other Miscellaneous Expenses shall be paid without delay upon request by Lessor or a management company of the Building.

      3. In the event of any increase in the Miscellaneous Expenses including upward revision of the public utilities charges or a hike in the management fee, Lessor may revise the schedule of the Miscellaneous Expenses provided for under Paragraph 1 above through negotiations with JCOM.



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Article 7 (Delinquency Charge)

          When JCOM fails to make payments for the rent or the Miscellaneous Expenses or other payments due under the Contract, a delinquency charge shall be charged at the rate of 18.25% per annum for the period from the date next following the due date to the date of full payment.

Article 8 (Deposit)

      1. JCOM shall provide Lessor with a deposit of 61,150,320 yen to secure the performance of its obligations under this Lease Contract as follows: The said deposit shall bear no interest.

          (1) 12,230,064 yen on or before the date of this Lease Contract.

          (2) 48,920,256 yen on or before the effective date of this Lease Contract.

      2. When JCOM fails to perform its obligations hereunder to pay the rent, Miscellaneous Expenses, damages, etc., Lessor may apply, at its discretion, the said deposit to the settlement of such obligations. In this case, JCOM must make up for any resultant deficiency of the deposit.

          JCOM is not allowed to request Lessor to apply the said deposit to the payment of the rents due or repayment of any of its obligations hereunder.

      3. Lessor shall return to JCOM the security deposit, once this Lease Contract has been terminated, JCOM has completely vacated the Leased Office Space and has repaid all the obligations to Lessor hereunder.

      4. JCOM shall neither assign nor encumber its claim on the deposit to the third party.

Article 9 (Forbidden Acts)

         JCOM shall not conduct the following acts.

            (1) To assign or encumber the right to lease.

            (2) To sublease the Leased Office Space, in whole or in part,
                (including the common use or sharing of the space) without obtaining written approval of Lessor.

            (3) To carry in the leased space any dangerous or heavy objects which may cause trouble to others.

            (4) To write letters or put advertisements in and outside the Leased
                Office Space, or to install equipment for such purposes in the absence of written approval of Lessor.

            (5) Any acts in breach of the rules and regulations for the use of the Building as may be set forth by Lessor.

            (6) Any acts to cause trouble to other tenants or all the acts to cause damage to the Building including the Leased Office Space.

Article 10 (Change in and Restoration to the Original State)

      1. In newly installing, enlarging, removing, changing any fixture or equipment in the Leased Office Space, or making changes on or restoring to the original state thereof, JCOM shall obtain prior written approval from Lessor and have the



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           contractor designated by Lessor to do the work under the supervision of Lessor.

           In this case, JCOM shall bear all the expenses as well as any resultant taxes and public charges.

       2. When any tax or public charges are levied resulting from the restoration works provided for in the preceding Paragraph, JCOM must submit documents as needed to process separate imposition.

Article 11 (Repair)

       1. When the Leased Office Space, as well as the fixture or equipment therein, is in need of repair or any other measures to prevent disasters, JCOM must promptly so notify Lessor, and Lessor must immediately respond to such request. All the expenses required on such occasions shall be borne by Lessor other than those cases wherein JCOM is required to pay under Article 6 as well as the cases wherein JCOM is responsible for the cause thereof.

       2. JCOM must provide Lessor with a written advance notice of the manner of repair, ever in the case where it is responsible for the repair of the Leased Office Space or fixtures and equipments according to the terms of this Lease Contract.

Article 12 (Door Keys)

       1. Lessor shall lend JCOM the door keys and security cards of the Leased Office Space in quantity as set forth in the key delivery form which Lessor will separately issue. When JCOM wishes to reproduce those security cards, it shall so request Lessor after securing prior approval thereof. Any expenses required for such reproduction shall be borne by JCOM.

       2. Lessor shall not be held responsible for any damage incurred by JCOM as a result of loss or reproduction of the door keys or security cards lent by Lessor to JCOM.


Article 13 (Change of Representative, etc.)

           JCOM must promptly notify Lessor of any change in its representative or the person responsible for the use of the Leased Office Space, or the line or type of its business.

Article 14 (Damages)

           JCOM must compensate Lessor, other residents or the third person for any damage caused either intentionally or negligently by JCOM, its representative, employee or any other related persons.

Article 15 (Exemption from Liability)

           Lessor shall not be responsible for any damage sustained by JCOM resulting from force majeure including an earthquake, fire, natural disaster such as storm or flood, theft, disturbance or strike, or any breakdown of facilities not attributable to Lessor.



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Article 16 (Inspection upon Entry)

       1. Lessor or its agent or employee may enter the Leased Floor Space with a proper advance notice to JCOM for purposes of maintenance, sanitation, prevention of fire and crimes, relief and protection of sufferers, or otherwise when necessary for managing the Building, and take appropriate measures as needed. However, in the event of emergency such as fire, etc., Lessor may enter the Leased Floor Space without permission of JCOM and take measures as needed. In this case, Lessor shall make a post facts report to JCOM without delay.

       2. In the cases of the preceding Paragraph, JCOM shall cooperate with Lessor to take such measures.

Article 17 (Extinction of Contract)

           The Contract shall cease to exist when the Building, in whole or in part, is destroyed or damaged due to natural disaster, fire or other accidents or force majeure not attributable to Lessor, and the Leased Floor Space becomes not available for use.

Article 18 (Termination of Lease Contract)

       1. When JCOM falls under any of the following events, Lessor may terminate this Lease Contract without notice.

              (1) When JCOM uses the Leased Floor Space for purposes other than that specified under Article 2.

              (2) When JCOM has not paid for two months or more the rents or the
                  Miscellaneous Expenses as provided for under Article 6.

              (3) When JCOM is in breach of the provisions under Article 9.

              (4) When JCOM has caused substantial damage or fire on the
                  Building out of intention or gross negligence of JCOM or its employee.

              (5) When a petition is filed with respect to JCOM for suspension of banking transactions, dissolution, bankruptcy, corporate reorganization, or corporate restructuring etc., or when it is recognized by Lessor that JCOM has substantially lost its credibility.

              (6) When it is recognized by Lessor that there is any substantive change on the part of JCOM as a party to this Contract as a result of alteration or merger of its organization, type of business, etc.

              (7) When JCOM is in breach of any one of the provisions of this
                  Lease Contract or any contract incidental thereto.

       2. JCOM must compensate, upon request, for any damage sustained by Lessor, even after this Lease Contract is terminated by Lessor.

Article 19 (Evacuation of Leased Office Space and Restoration to the Original
           Condition)

           Upon termination of this Lease Contract, JCOM must vacate the Leased Office Space in accordance with the following terms.

              (1) JCOM shall remove the fixture or furnishings which it
                  installed, renew the



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               ceiling and floor, and paint the wall, of the Leased Office Space and thus restore the Leased Office Space to the original condition and vacate the space. However, when JCOM has vacated the leased space without implementing such works, restoration to the original conditions may be done by Lessor at JCOM's expense.

               (2) Lessor may dispose of, at its own discretion and at the expense of JCOM, any belongings of JCOM left behind in the leased space upon vacation, regarding that JCOM has abandoned the ownership thereof.

               (3) JCOM shall not have the right to claim for compensation for moving expense, evacuation fee, or key money or its equivalents for whatever purposes, nor have the right to claim for a refund of the expenses made available for the Leased Office Space, or for a purchase thereof.

               (4) When JCOM does not vacate the Leased Office Space upon termination of this Lease Contract, JCOM shall pay twice the amount of the rents and common charges, as a penalty charge; provided, however, that this shall not release JCOM from compensating Lessor separately for damages sustained by Lessor.

Article 20 (Succession of Position)

       1. Upon termination of the lease contract between Lessor and the Building Owner, Lessor's contractual position under this Lease Contract shall be succeeded to by the Building Owner. Lessor shall give JCOM no later than six months advance notice of termination of the lease contract with the Building Owner and JCOM shall maintain this Lease Contract with the Building Owner from the date of termination of the lease contract between the Building Owner and Lessor.

       2. Following the succession of the position of Lessor based on the preceding paragraph, JCOM shall repay, without delay, the obligations owed to Lessor.

       3. Lessor's obligations to refund the security deposit provided by JCOM shall be transferred to the Building Owner, and , after the succession, Lessor shall be free from any obligations hereunder.

Article 21 (Designation of Contractor)

       1. In undertaking the works set forth under each item below, JCOM shall place orders with the contractors designated by Lessor.

               (1) Works to make a change of and restore to the original
                   conditions of the leased space under Article 10 and Article
                   19.

               (2) Cleaning of the Leased Floor Space.

       2. Lessor and JCOM shall confirm the purpose of the proceeding paragraph is to secure the quality and execution work done by the contractors meets the trade standard. Lessor will accept the contractors employed by JCOM in principle as



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           Lessor's designated contractors.

Article 22 (Rules for Use of the Building)

           JCOM must comply with the rules and regulations specified by Lessor for the use and management of the Building.

Article 23 (Consumption tax)

           JCOM shall bear an equivalent of consumption tax levied due to this Lease Contract and pay it without delay when requested by the management company of the Building.

Article 24 (Jurisdiction)

           Any dispute arising between Lessor and JCOM relating to this Lease Contract shall be brought to the Tokyo District Court as the competent court with jurisdiction.

Article 25 (Matters not covered by this Lease Contract)

           Lessor and JCOM shall discuss and settle in good faith any matters not provided for under this Lease Contract, as well as any questions as to the interpretation of any of the provisions hereof.



IN WITNESS WHEREOF, Lessor and JCOM have executed this Lease Contract in duplicate, with each party keeping one copy.


September 18, 1998


     Lessor: Kokyo Tatemono Kabushiki Kaisha
             Chuo-ku, Tokyo

             Yamashita Kohei, President


     Lessee: Jupiter Telecommunications Co., Ltd.
             4-41-24
             Higashi-Ikebukuro, Toshima-ku
             Tokyo

             Tsunetoshi Ishibashi, President



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                          [Diagram of 6TH FLOOR PLAN]

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                          [Diagram of 7TH FLOOR PLAN]

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                          [DIAGRAM OF 8TH FLOOR PLAN]

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                 Amendment of Higashi-Ikebukuro Center Building

                                 Lease Contract





                     Lessor: Kokyo Tatemono Kabushiki Kaisha

                  Lessee: Jupiter Telecommunications Co., Ltd.



                           Amendment to Lease Contract

    This is an amendment to the Higashi-Ikebukuro Center Building Lease Contract made on September 18, 1998 between Kokyo Tatemono Kabushiki Kaisha as "Lessor" and Jupiter Telecommunications Co., Ltd. as "JCOM" (hereinafter referred to as the "Original Contract") as follows.

1.      Article 5 of Original Contract (Rent)



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        Amend "The rent shall be 5,095,860 yen per month, with 11,000 yen per tsubo of the Leased Floor Space" to "The rent shall be 4,632,600 yen per month, with 10,000 yen per tsubo of the Leased Floor Space".

2.      Amend "a deposit of 61,150,320 yen" to "a deposit of 55,591,200 yen".
        Article 8 of Original Contract (Deposit)

3. Other than those portions that are amended hereby, Original Contract shall remain effective.

4.      This Amendment is effective from September 1, 2000.



IN WITNESS WHEREOF, Lessor and JCOM have executed this Lease Contract in duplicate, with each party keeping one copy.


June 16, 2000


        Lessor:   Kokyo Tatemono Kabushiki Kaisha
                  Chuo-ku, Tokyo

                  Yamashita Kohei, President


        Lessee:   Jupiter Telecommunications Co., Ltd.
                  4-41-24
                  Higashi-Ikebukuro, Toshima-ku
                  Tokyo

                  Tsunetoshi Ishibashi, President



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    (ENGLISH TRANSLATION OF JAPANESE LANGUAGE DOCUMENT FOR REFERENCE ONLY).






                        Higashi-Ikebukuro Center Building

                                 Lease Contract





                     Lessor: Kokyo Tatemono Kabushiki Kaisha

                  Lessee: Jupiter Telecommunications Co., Ltd.



                                 Lease Contract

        This lease contract (hereinafter referred to as the "Contract") is hereby made between Kokyo Tatemono Kabushiki Kaisha (hereinafter referred to as "Lessor") and Jupiter Telecommunications Co., Ltd. (hereinafter referred to as "JCOM") as to the lease of the office space, as specified in Article 1, leased from Mr. Taihei Suzuki and Mrs. Tamaki Suzuki.



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Article 1(Lease and Description of Office Space)

         Lessor hereby leases the office space described below (hereinafter referred to as the "Leased Office Space") to JCOM and JCOM leases from Lessor the Leased Office Space.

         (1) Description of Building (hereinafter referred to as the "Building")

           Name:                           Higashi-Ikebukuro Center Building
           Location (Residential Address): 4-41-24, Higashi-Ikebukuro,
                                           Toshima-ku, Tokyo
           Structure and scale:            Steel framework, reinforced concrete,
                                           nine floors above ground

         (2)  Description of Leased Office Space

           Of the Building:

            Second floor above ground with the floor space of 510.50 sq. m. (154.42 tsubo) (hereinafter referred to as the "Leased Floor Space") The Leased Floor Space is the exclusive office space shown with the red line on the attached floor plan.

         (3)  Furnishings

            Electric equipment, lighting fixture, telephone wiring, air conditioning, security equipment, TV antenna for common use, and other furnishings are to be used as is.

Article 2 (Purpose of Use)

         JCOM shall use the Leased Office Space as an office space and for no other purposes.

Article 3 (Term of Lease)

      1. The Term of Lease shall be six months from March 18, 2000 to September 17, 2000.

      2. When JCOM wishes to extend this Lease Contract, JCOM shall so notify Lessor in writing to the effect two months prior to the expiration of term of lease and get Lessor's consent.

Article 4 (Rent)

         The rent shall be 1,544,200 yen per month, with 10,000 yen per tsubo of the Leased Floor Space. JCOM shall pay the next month's rent by wire transfer to Lessor's designated bank account by the end of every month, and the wire transfer fee shall be borne by JCOM. The rent for periods less than a full month shall be prorated by the number of days of the relevant month.

Article 5 (Miscellaneous Expenses)

         In addition to the rent provided for in Article 4, JCOM shall bear the following expenses (hereinafter referred to as the "Miscellaneous Expenses").

              (1) Common charges              4,500 yen per tsubo of the Leased
                                              Floor Space 694,890 yen per month



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            (2) Charges for electricity in the Leased Office Space

            (3) Any expenses required for repairing, maintenance, operations, etc. of the fixture and furnishings in the Leased Office Space to restore the original conditions thereof in accordance with
                Article 7.

            (4) Any expenses required for minor repairing works and painting for maintenance of the ceiling, wall, floor, fixture and equipment in the Leased Office Space.

            (5) Any expenses required for repairing works on damage caused intentionally or out of negligence by JCOM or its representative, or employees or other related parties.

            (6) Any expenses required for cleaning of the Leased Office Space.

            (7) Any other expenses for which JCOM is liable.

         2. The common charges provided for under Paragraph 1, Item (1) above shall be paid in the manner as specified under Article 5 for the rent payment, and the other Miscellaneous Expenses shall be paid without delay upon request by Lessor or a management company of the Building.

Article 6 (Deposit)

         2. When JCOM fails to perform its obligations hereunder to pay the rent, Miscellaneous Expenses, damages, etc., Lessor may apply, at its discretion, the deposit which was deposited to Lessor from JCOM under Article 8 of Higashi-Ikebukuro Center Building Lease Contract signed on September 18, 1998 between Lessor and JCOM, to the settlement of such obligations. In this case, JCOM must make up for any resultant deficiency of the deposit.

Article 7 (Forbidden Acts)

         JCOM shall not conduct the following acts:

            (1) To assign or encumber the right to lease.

            (2) To carry in the leased space any dangerous or heavy objects which may cause trouble to others.

            (3) To write letters or put advertisements in and outside the Leased
                Office Space, or to install equipment for such purposes in the absence of written approval of Lessor.

            (4) Any acts to cause trouble to other tenants or all the acts to cause damage to the Building including the Leased Office Space.

Article 8 (Change in and Restoration to the Original State)

           In newly installing, enlarging, removing, changing any fixture or equipment in the Leased Office Space, or making changes on or restoring to the original state thereof, JCOM shall obtain prior written approval from Lessor and have the contractor designated by Lessor to do the work under the supervision of Lessor.
           In this case, JCOM shall bear all the expenses as well as any resultant taxes and public charges.



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Article 9 (Repair)

           When the Leased Office Space, as well as the fixture or equipment therein, is in need of repair or any other measures to prevent disasters, JCOM must promptly so notify Lessor, and Lessor must immediately respond to such request.

           All the expenses required on such occasions shall be borne by Lessor other than those cases wherein JCOM is required to pay under Article 5 as well as the cases wherein JCOM is responsible for the cause thereof.

Article 10 (Door Keys)

           Lessor shall lend JCOM the door keys and security cards of the Leased Office Space in quantity as set forth in the key delivery form which Lessor will separately issue. When JCOM wishes to reproduce those security cards, it shall so request Lessor after securing prior approval thereof. Any expenses required for such reproduction shall be borne by JCOM.

Article 11 (Damages)

           JCOM must compensate Lessor, other residents or the third person for any damage caused either intentionally or negligently by JCOM, its representative, employee or any other related persons.

Article 12 (Inspection upon Entry)

           Lessor or its agent or employee may enter the Leased Floor Space with a proper advance notice to JCOM for purposes of maintenance, sanitation, prevention of fire and crimes, or otherwise when necessary for managing the Building, and take appropriate measures as needed. However, in the event of emergency such as fire, etc., Lessor may enter the Leased Floor Space without permission of JCOM and take measures as needed. In this case, Lessor shall make a post facts report to JCOM without delay.

Article 13 (Termination of Lease Contract)

           1. When JCOM falls under any of the following events, Lessor may terminate this Lease Contract without notice.

                 (1) When JCOM uses the Leased Floor Space for purposes other than that specified under Article 2.

                 (2) When JCOM has not paid for two months or more the rents or the Miscellaneous Expenses as provided for under Article 5.

                 (3) When JCOM has caused substantial damage or fire on the Building out of intention or gross negligence of JCOM or its employee.

                 (4) When JCOM is in breach of any one of the provisions of this Lease Contract or any contract incidental thereto.

           2. JCOM must compensate, upon request, for any damage sustained by Lessor, even after this Lease Contract is terminated by Lessor.

Article 14 (Evacuation of Leased Office Space and Restoration to the Original
           Condition)



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           Upon termination of this Lease Contract, JCOM must vacate the Leased
           Office Space in accordance with the following terms.

             (1) JCOM shall remove the fixture or furnishings which it installed, renew the ceiling and floor, and paint the wall, of the Leased Office Space and thus restore the Leased Office Space to the original condition and vacate the space. However, when JCOM has vacated the leased space without implementing such works, restoration to the original conditions may be done by Lessor at JCOM's expense.

             (2) Lessor may dispose of, at its own discretion and at the expense of JCOM, any belongings of JCOM left behind in the leased space upon vacation, regarding that JCOM has abandoned the ownership thereof.

             (3) When JCOM does not vacate the Leased Office Space upon termination of this Lease Contract, JCOM shall pay twice the amount of the rents and common charges, as a penalty charge; provided.

Article 15 (Consumption tax)

           JCOM shall bear an equivalent of consumption tax levied due to this Lease Contract and pay it without delay when requested by the management company of the Building.

Article 16 (Matters not covered by this Lease Contract)

           Lessor and JCOM shall apply each articles in Higashi-Ikebukuro Center Building Lease Contract signed on September 18, 1998 between Lessor and JCOM, to discuss and settle in good faith any matters not provided for under this Lease Contract, as well as any questions as to the interpretation of any of the provisions hereof.



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    (ENGLISH TRANSLATION OF JAPANESE LANGUAGE DOCUMENT FOR REFERENCE ONLY).



IN WITNESS WHEREOF, Lessor and JCOM have executed this Lease Contract in duplicate, with each party keeping one copy.


March 17, 2000


        Lessor:   Kokyo Tatemono Kabushiki Kaisha
                  Chuo-ku, Tokyo

                  Yamashita Kohei, President


        Lessee:   Jupiter Telecommunications Co., Ltd.
                  4-41-24
                  Higashi-Ikebukuro, Toshima-ku
                  Tokyo

                  Tsunetoshi Ishibashi, President



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    (ENGLISH TRANSLATION OF JAPANESE LANGUAGE DOCUMENT FOR REFERENCE ONLY).





                        Higashi-Ikebukuro Center Building

                                 Lease Contract



















                     Lessor: Kokyo Tatemono Kabushiki Kaisha

                      Lessee: Jupiter Telecommunications Co., Ltd.



                                 Lease Contract

         This lease contract (hereinafter referred to as the "Contract") is hereby made between Kokyo Tatemono Kabushiki Kaisha (hereinafter referred to as "Lessor") and Jupiter Telecommunications Co., Ltd. (hereinafter referred to as "JCOM") as to the lease of the office space, as specified in Article 1, leased from Mr. Taihei Suzuki and Mrs. Tamaki Suzuki (hereinafter collectively referred to as the "Building Owner").



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    (ENGLISH TRANSLATION OF JAPANESE LANGUAGE DOCUMENT FOR REFERENCE ONLY).



Article 1(Lease and Description of Office Space)

         Lessor hereby leases the office space described below (hereinafter referred to as the "Leased Office Space") to JCOM and JCOM leases from Lessor the Leased Office Space.

         (1) Description of Building (hereinafter referred to as the "Building")

                Name:                           Higashi-Ikebukuro Center
                                                Building
                Location (Residential Address): 4-41-24, Higashi-Ikebukuro,
                                                Toshima-ku, Tokyo
                Structure and Scale:            Steel framework, reinforced
                                                concrete, nine floors above
                                                ground

         (2)  Description of Leased Office Space

                Of the Building:

                   Second floor above ground with the floor space of 510.50 sq.
                   m. (154.42 tsubo) (hereinafter referred to as the "Leased Floor Space") The Leased Floor Space is the exclusive office space shown with the red line on the attached floor plan.

         (3)  Furnishings

                Electric equipment, lighting fixture, telephone wiring, air conditioning, security equipment, TV antenna for common use, and other furnishings are to be used as is.

Article 2 (Purpose of Use)

         JCOM shall use the Leased Office Space as an office space and for no other purposes.

Article 3 (Term of Lease)

      1. The Term of Lease shall be full four months from September 1, 2000 to December 31, 2000 and two years each thereafter.

      2. When Lessor or JCOM wishes to terminate this Lease Contract upon expiration of the term of lease, either party shall notify the other party in writing to the effect six months prior to the expiration.

      3. In the absence of such six months written notice from Lessor or JCOM to the other party, this Lease Contract shall be automatically extended for another two years. The same shall apply to the term expiration thereafter.

Article 4 (Termination of Lease Contract Before Expiration)

         When Lessor or JCOM wishes to terminate this Lease Contract, in whole or a part, during the term of the lease, either party must so notify the other party in writing six months before termination.
         In this case, however, JCOM may immediately terminate this Lease Contract upon payment of an amount equivalent to six months rents in lieu of the advance notice specified in the preceding paragraph.

Article 5 (Rent)

      1. The rent shall be 1,544,200 yen per month, with 10,000 yen per tsubo of the



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         Leased Floor Space. JCOM shall pay the next month's rent by wire transfer to Lessor's designated bank account by the end of every month, and the wire transfer fee shall be borne by JCOM. The rent for periods less than a full month shall be prorated by the number of days of the relevant month.

     2. Lessor may revise the rent provided for in the preceding paragraph on the renewal date of the Lease Contract through negotiation with JCOM.

     3. Notwithstanding the above, Lessor may revise the said rent schedule through negotiation with JCOM when it considers that the rent is inappropriate due to a creation of or a substantial increase in taxes and public charges levied on lands and buildings, or substantial changes in economic circumstances or improvement of the building facilities, or changes in the lease terms between Lessor and the Building Owner.

Article 6 (Miscellaneous Expenses)

         In addition to the rent provided for in Article 5, Paragraph 1 above, JCOM shall bear the following expenses (hereinafter referred to as the "Miscellaneous Expenses").

         (1) Common charges              4,500 yen per tsubo of the Leased Floor
                                         Space
                                         694,890 yen per month

         (2) Charges for electricity in the Leased Office Space

         (3) Any expenses required for repairing, maintenance, operations, etc. of the fixture and furnishings in the Leased Office Space to restore the original conditions thereof in accordance with Article 10.

         (4) Any expenses required for minor repairing works and painting for maintenance of the ceiling, wall, floor, fixture and equipment in the Leased Office Space.

         (5) Any expenses required for repairing works on damage caused intentionally or out of negligence by JCOM or its representative, or employees or other related parties.

         (6) Any expenses required for cleaning of the Leased Office Space

         (7) Any other expenses for which JCOM is liable.

      2. The common charges provided for under Paragraph 1, Item (1) above shall be paid in the manner as specified under Article 5 for the rent payment, and the other Miscellaneous Expenses shall be paid without delay upon request by Lessor or a management company of the Building.

      3. In the event of any increase in the Miscellaneous Expenses including upward revision of the public utilities charges or a hike in the management fee, Lessor may revise the schedule of the Miscellaneous Expenses provided for under Paragraph 1 above through negotiations with JCOM.

Article 7 (Delinquency Charge)

          When JCOM fails to make payments for the rent or the Miscellaneous Expenses or other payments due under the Contract, a delinquency charge shall



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          be charged at the rate of 18.25% per annum for the period from the date next following the due date to the date of full payment.

Article 8 (Deposit)

      1. JCOM shall provide Lessor with a deposit of 18,530,400 yen to secure the performance of its obligations under this Lease Contract on or before the date of this Lease Contract.
          The said deposit shall bear no interest.

      2. When JCOM fails to perform its obligations hereunder to pay the rent, Miscellaneous Expenses, damages, etc., Lessor may apply, at its discretion, the said deposit to the settlement of such obligations. In this case, JCOM must make up for any resultant deficiency of the deposit. JCOM is not allowed to request Lessor to apply the said deposit to the payment of the rents due or repayment of any of its obligations hereunder.

      3. Lessor shall return to JCOM the security deposit, once this Lease Contract has been terminated, JCOM has completely vacated the Leased Office Space and has repaid all the obligations to Lessor hereunder.

      4. JCOM shall neither assign nor encumber its claim on the deposit to the third party.

Article 9 (Forbidden Acts)

         JCOM shall not conduct the following acts.

           (1)  To assign or encumber the right to lease.

           (2) To sublease the Leased Office Space, in whole or in part, (including the common use or sharing of the space) without obtaining written approval of Lessor.

           (3) To carry in the leased space any dangerous or heavy objects which may cause trouble to others.

           (4) To write letters or put advertisements in and outside the Leased Office Space, or to install equipment for such purposes in the absence of written approval of Lessor.

           (5) Any acts in breach of the rules and regulations for the use of the Building as may be set forth by Lessor.

           (6) Any acts to cause trouble to other tenants or all the acts to cause damage to the Building including the Leased Office Space.

Article 10 (Change in and Restoration to the Original State)

      1. In newly installing, enlarging, removing, changing any fixture or equipment in the Leased Office Space, or making changes on or restoring to the original state thereof, JCOM shall obtain prior written approval from Lessor and have the contractor designated by Lessor to do the work under the supervision of Lessor. In this case, JCOM shall bear all the expenses as well as any resultant taxes and public charges.

      2. When any tax or public charges are levied resulting from the restoration works provided for in the preceding Paragraph, JCOM must submit documents as



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    (ENGLISH TRANSLATION OF JAPANESE LANGUAGE DOCUMENT FOR REFERENCE ONLY).



           needed to process separate imposition.

Article 11 (Repair)

       1. When the Leased Office Space, as well as the fixture or equipment therein, is in need of repair or any other measures to prevent disasters, JCOM must promptly so notify Lessor, and Lessor must immediately respond to such request. All the expenses required on such occasions shall be borne by Lessor other than those cases wherein JCOM is required to pay under Article 6 as well as the cases wherein JCOM is responsible for the cause thereof.

       2. JCOM must provide Lessor with a written advance notice of the manner of repair, ever in the case where it is responsible for the repair of the Leased Office Space or fixtures and equipments according to the terms of this Lease Contract.

Article 12 (Door Keys)

       1. Lessor shall lend JCOM the door keys and security cards of the Leased Office Space in quantity as set forth in the key delivery form which Lessor will separately issue. When JCOM wishes to reproduce those security cards, it shall so request Lessor after securing prior approval thereof. Any expenses required for such reproduction shall be borne by JCOM.

       2. Lessor shall not be held responsible for any damage incurred by JCOM as a result of loss or reproduction of the door keys or security cards lent by Lessor to JCOM.

Article 13 (Change of Representative, etc.)

           JCOM must promptly notify Lessor of any change in its representative or the person responsible for the use of the Leased Office Space, or the line or type of its business.

Article 14 (Damages)

           JCOM must compensate Lessor, other residents or the third person for any damage caused either intentionally or negligently by JCOM, its representative, employee or any other related persons.

Article 15 (Exemption from Liability)

           Lessor shall not be responsible for any damage sustained by JCOM resulting from force majeure including an earthquake, fire, natural disaster such as storm or flood, theft, disturbance or strike, or any breakdown of facilities not attributable to Lessor.

Article 16 (Inspection upon Entry)

           Lessor or its agent or employee may enter the Leased Floor Space with a proper advance notice to JCOM for purposes of maintenance, sanitation, prevention of fire and crimes, relief and protection of sufferers, or otherwise when necessary



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    (ENGLISH TRANSLATION OF JAPANESE LANGUAGE DOCUMENT FOR REFERENCE ONLY).



           for managing the Building, and take appropriate measures as needed. However, in the event of emergency such as fire, etc., Lessor may enter the Leased Floor Space without permission of JCOM and take measures as needed. In this case, Lessor shall make a post facts report to JCOM without delay.

       2. In the cases of the preceding Paragraph, JCOM shall cooperate with Lessor to take such measures.

Article 17 (Extinction of Contract)

           The Contract shall cease to exist when the Building, in whole or in part, is destroyed or damaged due to natural disaster, fire or other accidents or force majeure not attributable to Lessor, and the Leased Floor Space becomes not available for use.

Article 18 (Termination of Lease Contract)

       1. When JCOM falls under any of the following events, Lessor may terminate this Lease Contract without notice.

           (1) When JCOM uses the Leased Floor Space for purposes other than that specified under Article 2.

           (2) When JCOM has not paid for two months or more the rents or the Miscellaneous Expenses as provided for under Article 6.

           (3)  When JCOM is in breach of the provisions under Article 9.

           (4) When JCOM has caused substantial damage or fire on the Building out of intention or gross negligence of JCOM or its employee.

           (5) When a petition is filed with respect to JCOM for suspension of banking transactions, dissolution, bankruptcy, corporate reorganization, or corporate restructuring etc., or when it is recognized by Lessor that JCOM has substantially lost its credibility.

           (6) When it is recognized by Lessor that there is any substantive change on the part of JCOM as a party to this Contract as a result of alteration or merger of its organization, type of business, etc.

           (7) When JCOM is in breach of any one of the provisions of this Lease Contract or any contract incidental thereto.

       2. JCOM must compensate, upon request, for any damage sustained by Lessor, even after this Lease Contract is terminated by Lessor.

Article 19 (Evacuation of Leased Office Space and Restoration to the Original
           Condition)

           Upon termination of this Lease Contract, JCOM must vacate the Leased Office Space in accordance with the following terms.

           (1) JCOM shall remove the fixture or furnishings which it installed, renew the ceiling and floor, and paint the wall, of the Leased Office Space and thus restore the Leased Office Space to the original condition and vacate the space. However, when JCOM has vacated the leased space without implementing such works, restoration to the original conditions may be done by Lessor at



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    (ENGLISH TRANSLATION OF JAPANESE LANGUAGE DOCUMENT FOR REFERENCE ONLY).



                JCOM's expense.

           (2) Lessor may dispose of, at its own discretion and at the expense of JCOM, any belongings of JCOM left behind in the leased space upon vacation, regarding that JCOM has abandoned the ownership thereof.

           (3) JCOM shall not have the right to claim for compensation for moving expense, evacuation fee, or key money or its equivalents for whatever purposes, nor have the right to claim for a refund of the expenses made available for the Leased Office Space, or for a purchase thereof.

           (4) When JCOM does not vacate the Leased Office Space upon termination of this Lease Contract, JCOM shall pay twice the amount of the rents and common charges, as a penalty charge; provided, however, that this shall not release JCOM from compensating Lessor separately for damages sustained by Lessor.

Article 20 (Succession of Position)

       1. Upon termination of the lease contract between Lessor and the Building Owner, Lessor's contractual position under this Lease Contract shall be succeeded to by the Building Owner. Lessor shall give JCOM a six months advance notice of termination of the lease contract with the Building Owner and JCOM shall maintain this Lease Contract with the Building Owner from the date of termination of the lease contract between the Building Owner and Lessor.

       2. Following the succession of the position of Lessor based on the preceding paragraph, JCOM shall repay, without delay, the obligations owed to Lessor.

       3. Lessor's obligations to refund the security deposit provided by JCOM shall be transferred to the Building Owner, and , after the succession, Lessor shall be free from any obligations hereunder.

Article 21 (Designation of Contractor)

           In undertaking the works set forth under each item below, JCOM shall place orders with the contractors designated by Lessor.

           (1) Works to make a change of and restore to the original conditions of the leased space under Article 10 and Article 19.

           (2)  Cleaning of the Leased Floor Space.

           (3)  Moving.

Article 22 (Rules for Use of the Building)

           JCOM must comply with the rules and regulations specified by Lessor for the use and management of the Building.

Article 23 (Consumption tax)

           JCOM shall bear an equivalent of consumption tax levied due to this Lease Contract and pay it without delay when requested by the management company



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           of the Building.

Article 24 (Jurisdiction)

           Any dispute arising between Lessor and JCOM relating to this Lease Contract shall be brought to the Tokyo District Court as the competent court with jurisdiction.

Article 25 (Special Clause)

           The Lease Contract for Higashi-Ikebukuro Center Building dated March 12, 2000 shall be terminated on the date on which this Lease Contract takes effect.

Article 26 (Matters not covered by this Lease Contract)

           Lessor and JCOM shall discuss and settle in good faith any matters not provided for under this Lease Contract, as well as any questions as to the interpretation of any of the provisions hereof.




IN WITNESS WHEREOF, Lessor and JCOM have executed this Lease Contract in duplicate, with each party keeping one copy.


June 16, 2000


     Lessor: Kokyo Tatemono Kabushiki Kaisha

             Chuo-ku, Tokyo

             Yamashita Kohei, President


     Lessee: Jupiter Telecommunications Co., Ltd.
             4-41-24
             Higashi-Ikebukuro, Toshima-ku
             Tokyo

             Tsunetoshi Ishibashi, President



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    (ENGLISH TRANSLATION OF JAPANESE LANGUAGE DOCUMENT FOR REFERENCE ONLY).




                          [DIAGRAM OF 2ND FLOOR PLAN]


                                  *    *    *

                                 REPRESENTATION

     The undersigned certifies that the foregoing is a fair and accurate English translation of the original Japanese language document.




                                   /s/ Tsunetoshi Ishibashi
                                   _______________________________________
                                   Tsunetoshi Ishibashi
                                   Chairman